Intangible Assets (Details) - USD ($)		1 Months Ended			12 Months Ended
	Jan. 07, 2020	Feb. 28, 2023	Jan. 31, 2020	Dec. 31, 2019	Dec. 31, 2023
Intangible Assets [Abstract]
Direct ownership of equity				98.47%
Contract to acquire percentage	100.00%	100.00%	100.00%
Acquisition of famewave description					the Company completed the acquisition of 100% of Immunorizon Ltd, a privately held biopharmaceutical Company developing potential multispecific T and NK cell engager oncology therapies that selectively activate the immune response within the tumor microenvironment, (“Immunorizon”) from its shareholders in consideration of an aggregate upfront payment of $3.5 million in cash, an aggregate of $3.5 million in ADSs (or 2,215,190 ADSs representing ordinary shares at a price per ADS equal to the NASDAQ volume-weighted average price of the Company’s ADSs for the 60-day period preceding the execution date of the agreement) with three months lock up period including a price protection mechanism for 12 months (see Note 10D1). Additional future considerations include future payments when achieving certain long-term milestones set at an aggregate amount of $94 million, including royalties on net sales. The acquisition closed on February 15, 2023. The total acquisition amounted to $ 3.6 million.
Issued equity (in Dollars)					$ 2,215,190
Fair value of the issued equity (in Dollars)					$ 3,781,000
Share price (in Dollars per share)					$ 1.59
Expected volatility					70.89%
Annual risk-free rate					4.50%
Dividend yield					0.00%
Percentage of discount for lack of marketability					10.80%
Intangible assets recoverable amount percentage					18.90%